Exhibit 99.2

Leading the Way in ElectricitySM

First Quarter 2008

Financial Teleconference

May 8, 2008

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2007 Form 10-K and other reports filed with the Securities and Exchange Commission are available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

First Quarter Earnings Summary

GAAP

Net Income

($ millions)

Reported EPS

$333

$299

$1.01

$0.91

1Q 07 1Q 08

1Q 07 1Q 08

Core1

Net Income

($ millions)

EPS

$299

$304

$0.90

$0.92

1Q 07 1Q 08

1Q 07 1Q 08

1 GAAP earnings per share refers to basic earnings per share. See slide 3 for reconciliation of core earnings to GAAP earnings. Core earnings is defined as GAAP earnings less discontinued operations and other non-core items.

EDISON INTERNATIONAL®

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First Quarter Financial Results

Reconciliation of Core Earnings to GAAP Earnings

Core Earnings	1Q 07	1Q 08	Variance
SCE	$ 0.45	$ 0.46	$ 0.01
EMG	0.48	0.49	0.01
EIX parent company and other	(0.03)	(0.03)	—
Core EPS[1]	**$ 0.90**	**$ 0.92**	**$ 0.02**
Non-core Items			
SCE	$ 0.10	$ —	$ (0.10)
EMG	0.01	(0.01)	(0.02)
Total Non-Core	**$ 0.11**	**$ (0.01)**	**$ (0.12)**
Basic EPS	**$ 1.01**	**$ 0.91**	**$ (0.10)**
Diluted EPS	**$ 1.00**	**$ 0.91**	**$ (0.09)**

Core Earnings Variances

SCE	
Lower net interest expense	0.01
EMG	
Midwest Generation	
Higher gross margin mainly from higher realized prices, lower interest expense and favorable buy-out of a coal contract	0.12
EMMT[2]	
Higher income from energy trading	0.03
Homer City	
Lower generation and realized prices	(0.02)
Edison Capital	
Lower gains from Global Infrastructure Funds	(0.03)
Income from other projects	(0.03)
Corporate expense and other items	
Higher EME interest expense and higher expenses related to growth activities	(0.06)

Non-Core Variances

SCE 1Q 07: Resolution of the tax treatment of certain environmental remediation costs	(0.10)
EMG 1Q 07: Lakeland distributions $0.01; 1Q 08: Foreign exchange losses on contract indemnity ($0.01)	(0.02)

1 See Use of Non-GAAP Financial Measures in appendix. The impact of participating securities is included in EIX parent company and other, and was $(0.01) per share for each of the quarters ended March 31, 2008 and 2007.

2 EMMT overhead is included in Corporate expense and other items.

3 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Midwest Generation – Operating Performance

1Q 07 vs. 1Q 08

• Generation lower by 2.9% in 1Q 08 largely due to a forced outage at Powerton

• Higher load factor

Operating Statistics 1Q 07 1Q 08

Total Generation (GWh) 8,630 8,383

Equivalent Availability 88.0% 82.5%

Capacity Factor 71.2% 70.3%

Load Factor 80.9% 85.3%

Forced Outage Rate 5.9% 11.8%

All-in average realized price increased 7% in 1Q 08 compared to last year

All-in Average Realized Prices1

$/MWh

$60

$40

$20

$0

$52.31

$39.68

$12.63

$56.24

$42.16

$14.08

1Q 07 1Q 08

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Homer City – Operating Performance

1Q 07 vs. 1Q 08

• Generation lower by 3.1% reflecting higher forced outage rate and lower off-peak demand

Operating Statistics 1Q 07 1Q 08

Total Generation (GWh) 3,293 3,192

Equivalent Availability 86.5% 87.5%

Capacity Factor 80.8% 77.5%

Load Factor 93.3% 88.5%

Forced Outage Rate 5.8% 9.5%

All-in average realized price decreased 2% in 1Q 08 compared to last year

All-in Average Realized Prices1

$/MWh

$0

$20

$40

$60

$21.81

$37.91

$59.72

$22.57

$35.85

$58.42

1Q 07 1Q 08

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)2

1	Includes the price of energy, capacity, ancillary services, etc.
2	Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.

EDISON INTERNATIONAL®

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EMG Hedge Program Status

Status at March 31, 2008 – No Significant Hedging Activity in 1Q 08

	Remainder of 2008	2009	2010
Midwest Generation			
Energy Only Contracts			
Megawatt Hours	7,746	7,692	3,472
Average Price ($/MWh)	$60.85	$62.38	$62.58
Load Requirement Services Contracts			
Estimated MWh[1]	3,689	1,571	—
Average Price ($/MWh)[2]	$64.21	$63.65	—
Total estimated GWh hedged	11,436	9,263	3,472
Coal under contract (in millions of tons)	12.3	11.7	11.7
Homer City			
Total estimated GWh hedged	5,434	2,867	1,022
Average Price ($/MWh)[3]	$60.84	$73.84	$77.80
Coal under contract (in millions of tons)	4.3	4.4	0.4

1 The amount of power sold is a portion of the retail load of the purchasing utility and can vary significantly with variations in that retail load. Retail load depends upon a number of factors, including the time of day and year, and the utility's number of new and continuing customers. Estimated MWh have been forecast based on historical patterns and on assumptions regarding the factors that may affect retail loads in the future. The actual load will vary from that used for the above estimate, and the amount of variation may be material.

2 The average price per MWh, which is subject to a seasonal price adjustment, represents the sale of a bundled product that includes, but is not limited to, energy, capacity and ancillary services. Also, Midwest Generation will incur charges from PJM as a load-serving entity. Thus, the average price per MWh is not comparable to the sale of power under an energy only contract. The average price per MWh represents the sale of the bundled product based on an estimated customer load profile.

3 The average price/MWh for Homer City's hedge position is based on PJM West Hub prices. As a result of transmission congestion in the PJM, actual energy prices at the Homer City busbar have been lower than those at the PJM West Hub.

6

EDISON INTERNATIONAL®

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Liquidity Profile

Available Liquidity at March 31, 2008

EIX Parent

Sources ($ in Millions) SCE EMG Co. & Other Total1

Credit Facility $ 2,500 $ 1,100 $ 1,500 $ 5,100

Credit Facility (availability) $ 1,883 $ 937 $ 1,500 $ 4,320

Cash & short term investments2 283 1,222 75 1,580

Available Liquidity $ 2,166 $ 2,159 $ 1,575 $ 5,900

1	Total amounts do not imply any credit support among entities except as specified in each credit facility.
2	SCE amount includes $113 million held by SCE’s consolidated variable interest entities.

EDISON INTERNATIONAL®

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2008 Earnings Guidance

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance

2008 Guidance Reaffirmed

Core EPS1 2007 Results as of 5/8/2008

Southern California Edison $ 2.07 $ 2.18 — $ 2.28

Edison Mission Group 1.72 1.57 — 1.87

EIX parent company and other (0.10) (0.14)

EIX core earnings per share $ 3.69 $ 3.61 — $ 4.01

Non-Core Items

Southern California Edison 0.10 — —

Edison Mission Group (0.46) — —

Total Non-Core Items $ (0.36) $ — — $ —

EIX GAAP earnings per share $ 3.33 $ 3.61 — $ 4.01

The current outlook for EIX

2008 Core Earnings is around

the high end of the guidance range No change in Key Factors and

Assumptions Provided on February 27, 2008 SCE

11.5% Return on Equity Energy Efficiency potential of $0.08 per share EMG

Forward hedge positions and

prices as of 1/31/08

EMMT pre-tax trading margin

$75M

Lower pre-tax earnings from

EMG’s Sycamore and Watson

projects

Other

Excludes discontinued operations

and non-core items

1 See Use of Non-GAAP Financial Measures in appendix. The impact of participating securities is $(0.04) per share for 2007 results and the expected impact of participating securities is $(0.05) per share for 2008 guidance and are included in EIX parent company and other. GAAP earnings per share refers to basic earnings per share.

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Appendix

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

EMG Comparative Operating Statistics

1Q 07 1Q 08 Variance %

Midwest Generation

Generation (in GWh)

Energy Only contracts 6,698 6,538

Load Requirement Services Contracts 1,932 1,845

Total 8,630 8,383 (247) (3)%

Performance

Equivalent Availability Rate (EAF) 88.0% 82.5% -5.5%

Forced Outage Rate (EFOR) 5.9% 11.8% 5.9%

Pricing Information

Average Realized Energy Price ($/MWh)

Energy Only Contracts $ 49.06 $ 53.16 $ 4.10 8%

Load Requirement Services Contracts $ 61.89 $ 62.35 $ 0.46 1%

Average Cost of Fuel ($/MWh) $ 12.63 $ 14.08 $ 1.45 11%

Flat Energy Price - Nihub ($/MWh) $ 44.81 $ 53.38 $ 8.57 19%

Homer City

Generation (in Gwh) 3,293 3,192 (101) (3)%

Performance

Equivalent Availability Rate (EAF) 86.5% 87.5% 1.0%

Forced Outage Rate (EFOR) 5.8% 9.5% 3.7%

Pricing Information

Average Realized Energy Price ($/MWh) $ 57.86 $ 55.94 ($ 1.92) (3)%

Average Cost of Fuel ($/MWh) $ 21.81 $ 22.57 $ 0.76 3%

Flat Energy Price - PJM West Hub ($/MWh) $ 59.86 $ 68.52 $ 8.66 14%

Flat Energy Price - HC Busbar ($/MWh) $ 53.19 $ 60.48 $ 7.29 14%

Flat Energy Price - Basis (PJM West Hub - HC Busbar) $6.67 $8.04 $ 1.37

EDISON INTERNATIONAL®

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EMG Capacity Sales

Status at March 31, 2008 – No New Capacity Auctions in 1Q 08

Megawatts except price per MW-day	Apr 1, 2008 — May 31, 2008 Midwest Generation	Apr 1, 2008 — May 31, 2008 Homer City	Jun 1, 2008 — May 31, 2009 Midwest Generation	Jun 1, 2008 — May 31, 2009 Homer City	Jun 1, 2009 — May 31, 2010 Midwest Generation	Jun 1, 2009 — May 31, 2010 Homer City	Jun 1, 2010 — May 31, 2011 Midwest Generation	Jun 1, 2010 — May 31, 2011 Homer City
Installed Capacity	**5,776**	**1,884**	**5,776**	**1,884**	**5,776**	**1,884**	**5,477**	**1,884**
Less: Net capacity held due to load requirement services contracts,[1] and retained for outages	(2,647)	(173)	(1,942)	(159)	(447)	(214)	(548)	(71)
Net Capacity Available for Sale	**3,129**	**1,711**	**3,834**	**1,725**	**5,329**	**1,670**	**4,929**	**1,813**
Fixed Price Capacity Sales								
RPM Auction Process								
• Net Capacity Sold[3]	2,629	786	2,978	820	4,614	1,670	4,929	1,813
• Price per MW-day[3]	$37.27	$40.80	$123.77	$113.22	$102.04	$191.32	$174.29	$174.29
Non-unit Specific Capacity Sales								
• Net Capacity Sold	500	—	880	—	715	—	—	—
• Price per MW-day (Net)	$21.31	$ —	$64.35	$ —	$71.46	$ —	$ —	$ —
Variable Capacity Sales								
Third Party Transaction								
• Capacity	—	925	—	905	—	—	—	—
• Expected price per MW-day[2]	$ —	$70.37	$ —	$63.96	$ —	$ —	$ —	$ —
Total Capacity Sold	**3,129**	**1,711**	**3,858**	**1,725**	**5,329**	**1,670**	**4,929**	**1,813**
Average Price per MW-Day	**$34.72**	**$56.79**	**$110.22**	**$87.38**	**$97.94**	**$191.32**	**$174.29**	**$174.29**

1 Load requirements services contracts include energy, capacity and ancillary services.

2 Actual contract price for Homer City sale is a function of NYISO capacity auction clearing prices. Expected price per MW-day is based on forward over-the-counter NYISO prices on March 31, 2008.

3 During 1Q 08, PJM updated capacity prices for the period June 1, 2008 to May 31, 2009 to reflect the final incremental auction for this planning year. Homer City's adjusted prices for capacity per megawatt hour is $113.22 compared to the original price of $111.92. In addition, the price was affected by Midwest Generation's participation in a supplemental RPM auction which resulted in purchasing certain capacity amounts at a price of $10/MW-day, thereby reducing the aggregate forward capacity sales for this period and increasing the effective capacity price to $123.77 at March 31, 2008.

11 EDISON INTERNATIONAL®

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EMG Business Platform

Washington
- Natural Gas 70 MW

California
- Natural Gas 964 MW
- Natural Gas (Pipeline) 479 MW

Arizona
- Wind (Pipeline) 1,140 MW

Wyoming
- Wind (UC) 141 MW

Utah
- Wind (Pipeline) 70 MW
- Wind (UC) 19 MW

Oklahoma
- Wind 95 MW
- Wind (Pipeline) 300 MW

Nevada
- Wind (Pipeline) 515 MW

New Mexico
- Wind 90 MW
- Wind (Pipeline) 1,070 MW

Texas
- Wind 161 MW
- Wind (UC) 150 MW
- Wind (Pipeline) 400 MW

Iowa
- Wind 145 MW
- Wind (Pipeline) 200 MW

Minnesota
- Wind 75 MW
- Wind (UC) 70 MW
- Wind (Pipeline) 130 MW

Nebraska
- Wind (Pipeline) 80 MW

Illinois
- Coal 5,471 MW
- Natural Gas 305 MW
- Wind (Pipeline) 520 MW

Maryland
- Wind (Pipeline) 95 MW

Wisconsin
- Wind (Pipeline) 100 MW

New York
- Wind (Pipeline) 140 MW

West Virginia
- Coal 40 MW
- Wind (Pipeline) 232 MW

Pennsylvania
- Coal 1,884 MW
- Wind (UC) 67 MW



Operating Platform[1]

	MW	%
Coal	7,395	79
Natural Gas	1,339	14
Wind	566	5
Other	153	2
	9,453	100

Wind Development Pipeline[2]

	MW
Under Construction	447
Pipeline	4,992
Turbines (Not Shown)	1,166

Thermal Pipeline[3]

	MW
Natural Gas	479

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of March 31, 2008.
2 Owned or under exclusive agreement. Turbines purchased or committed to support development pipeline. Data as of March 31, 2008.
3 Contract award subject to regulatory approval with planned on-stream date June 2013.

12 EDISON INTERNATIONAL®

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EMG – First Quarter Adjusted EBITDA

Reconciliation to Net Income ($ Millions) 1Q 07 1Q 08

Net income $ 159 $ 154

Addback (Deduct):

Discontinued operations (3) 5

Income from continuing operations 156 159

Interest expense 91 73

Interest income (30) (11)

Income taxes 77 83

Depreciation and amortization 37 46

EBITDA1 331 350

Production tax credits2 5 9

Adjusted EBITDA1 $ 336 $ 359

1	See Use of Non-GAAP Financial Measures for additional information on EBITDA and Adjusted EBITDA.
2	Production tax credits (PTC) are after-tax.

EDISON INTERNATIONAL®

Leading the Way in ElectricitySM

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in the presentation.

EDISON INTERNATIONAL®